UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2015

Date of reporting period:	May 1, 2014 – October 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:
Putnam Capital Spectrum Fund

FUND SYMBOL
(CLASS A SHARES)

PVSAX

Putnam Capital Spectrum Fund

Semiannual report 10|31|14

A world of investing.®

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Capital Spectrum
Fund

Semiannual report
10 | 31 | 14

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	10
Your fund’s expenses	12
Terms and definitions	14
Other information for shareholders	15
Trustee approval of management contract	16
Financial statements	21

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Our focus on leveraged companies and the fund’s “non-diversified” status can increase the fund’s vulnerability to these factors. Our use of short selling may increase these risks. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry and, with respect to bonds, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economic recovery has been steadily gaining momentum all year, thanks to positive developments in the key areas of employment, corporate earnings, consumer spending, and energy costs. With the U.S. midterm elections behind us, major stock market indexes achieved record highs in early November.

In October, the nation’s unemployment rate dropped to the lowest level since July 2008. Moreover, third-quarter earnings left investors feeling more confident about equity values and the overall health of corporations. For fixed-income markets, the outlook is more muted. The U.S. Federal Reserve ended its record bond-buying stimulus program in October, and appears to be on track to raise short-term interest rates in mid-2015.

While hardly booming, the U.S. economy has nevertheless emerged as a pillar of strength in the global economy. Meanwhile, the rest of the world may need to do more to nurture growth. Central banks in Europe, Japan, and China have recently augmented their stimulus policies, intending to shore up faltering recoveries. While risks have emerged, it is important to note that markets encountering adversity can still harbor investment potential.

As we head into the new year, it may be an appropriate time for you to meet with your financial advisor to ensure that your portfolio is properly diversified and aligned with your objectives and risk tolerance. Putnam offers a wide range of strategies for all environments, as well as new ways of thinking about building portfolios for today’s markets.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

December 9, 2014

Putnam Capital Spectrum Fund

Targeting companies that use debt strategically

Companies that use debt as a tool to improve their business performance can offer a different set of investment opportunities. Securities of these companies can add a new dimension to most investment portfolios. Given the complexity of uncovering capital structure opportunities, successful investing requires specialized analytical skills and experience.

The best opportunities anywhere in the capital structure

Putnam Capital Spectrum Fund has the flexibility to select the most attractive securities in a company's capital structure.

HIGHER PRIORITY

CAPITAL STRUCTURE	INVESTMENT CHOICES	YIELD POTENTIAL
Bank loans	Have first claims on a company's cash flows; typically backed by collateral.	Low
High-yield bonds	Pay greater income than bank loans to compensate investors for risk.	High
Convertibles	Interest-paying securities that can be converted into common stock at a predetermined price.	Low
Common stock	Offers growth potential, but might not earn a dividend.	Low (if any)
Rights and warrants	Warrants permit the purchase of common stock shares at a specified price; rights are new shares issued to owners of existing shares.	No

LESS PRIORITY

Growth of a $10,000 investment (class A shares before sales charge)

$30,108
$10,000
5/18/09
6/09
12/09
6/10
12/10
6/11
12/11
6/12
12/12
6/13
12/13
6/14
10/31/14

"With its focus on uncovering investment opportunities across the capital structure, the fund seeks to harness the greatest upside potential of mispriced securities."

David L. Glancy
Portfolio Manager
Investing in leveraged companies since 1987

2 Capital Spectrum Fund

Capital Spectrum Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 10/31/14

The fund — class A shares before sales charge
Putnam Capital Spectrum Fund (PVSAX)
Fund's benchmark
Capital Spectrum Blended Index*
22.41
16.77
21.14
14.11
22.36
14.90
16.75
11.64
6.17
4.52
LIFE OF FUND
(since 5/18/09)
5 YEARS
3 YEARS
1 YEAR
6 MONTHS†

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3, 5, and 10-11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

*The Capital Spectrum Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the S&P 500 Index and 50% of which is the JPMorgan Developed High Yield Index.

†Returns for the six-month period are not annualized, but cumulative.

4     Capital Spectrum Fund

Interview with your fund’s portfolio manager

David L. Glancy

What was the investing environment like during the six-month period ended October 31, 2014, and how did Putnam Capital Spectrum Fund perform?

The U.S. economy continued to strengthen and U.S. stocks climbed during the period, but not without some rough patches. Unemployment came down significantly, GDP growth expanded, and corporate earnings continued to strengthen. Some significant headwinds challenged markets during the period, notably the Russia–Ukraine conflict, the growing threat of militant insurgents in Syria and Iraq, the Hong Kong protests, and the Ebola virus health scare. Still, U.S. stocks, as measured by the S&P 500 Index, managed to achieve then-record highs throughout the period.

The major event marking the period was the Federal Reserve’s ongoing tapering and eventual conclusion, in October, of its massive bond-buying program. In addition, from midsummer through the end of the period, the price of oil fell steadily on concerns that the global market was oversupplied, and on signs that the Organization of Petroleum Exporting Countries [OPEC] wasn’t likely to cut output. This has been helpful to U.S. consumers, as the oil price decline has contributed to lower prices at the pump as well as on home-heating bills.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/14. See pages 3–4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

Capital Spectrum Fund     5

I am pleased to report that in this environment Putnam Capital Spectrum Fund outperformed its blended benchmark, Capital Spectrum Blended Index, thanks to holdings in some key areas, including energy, pharmaceuticals, and airlines.

Performance of the fund was tempered somewhat during the past six months compared with some prior periods. What are the reasons behind this lower performance?

The recent performance is the result of short-term events for the largest holdings in the portfolio. My long-term view of the fundamentals of many of the largest positions in the fund is essentially unchanged. As a result, I have not made significant changes to the holdings in the fund. In fact, because of the cash level in the portfolio, I can seek to take advantage of weakness in select holdings where I have long-term confidence to add to the positions. My basic approach and philosophy remain unchanged. I look for sound fundamental growth companies that I believe have compelling long-term prospects, and I tend to view volatility as an opportunity rather than as an obstacle.

What were some of the holdings that contributed positively to performance?

Jazz Pharmaceuticals, a company that manufactures a drug to treat narcolepsy, was the top contributor. After being dragged down earlier this year along with most mid-cap biotech peers, the company’s stock appreciated significantly during the period.

General Dynamics, a large aerospace and defense company, was another top contributor. General Dynamics was able to grow its earnings faster than other defense and business-jet makers during the period. The company also has a new CEO, who launched a stock buyback initiative. In addition, the

Portfolio composition

Allocations are shown as a percentage of portfolio market value as of 10/31/14. Data include exposure achieved through securities sold short; however, they exclude derivatives, short-term investments held as collateral for loaned securities, TBA commitments, and collateral received on certain derivative instruments, if any. These percentages may differ from allocations shown later in this report. Holdings and allocations may vary over time.

6     Capital Spectrum Fund

“My approach is to tune out the daily
noise of the market and instead look
at the potential of the individual
holdings in the portfolio.”

David Glancy

company introduced its new Gulfstream G650, a high-end business jet. Industry-wide, a back order exists for these types of jets.

American Airlines also added to performance. As a group, airlines have done an excellent job of becoming profitable through efficiency gains — essentially, figuring out how to make more money. Some consolidation has occurred in the industry, as well, with gains achieved through economies of scale. The Ebola health scare affected airline stocks for a time during the period, but airline stocks recovered as the Ebola threat appears to have waned.

What were some holdings that detracted from performance?

Shares of Altisource Residential and Ocwen Financial — two companies that have acquired bank-owned properties on the books of banks since the credit crisis of 2007–2009 — held back performance. The companies acquire real estate assets at or following a foreclosure sale, as well as by purchasing the underlying subperforming and nonperforming mortgages.

During the period, the companies came under regulatory scrutiny in the state of New York, and their shares suffered. I view this as a temporary setback, and I believe that this area is a significant investment opportunity for many years going forward.

Other detractors were companies in the North American energy sector.

Top 10 holdings

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/14. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Capital Spectrum Fund     7

Shares of Gulfport Energy, an exploration and production company, hurt performance. The company has a sizable oil and gas resource in the Utica Shale in eastern Ohio, but its share price was hurt by disappointing earnings. I believe this is a temporary setback and the company is well positioned for future growth.

Now that the Fed’s quantitative easing program has ended, what is your view of the high-yield bond market and the fixed-income market overall?

I believe that high-yield and credit markets are overpriced. I think that high-yield bonds have little opportunity to realize further capital appreciation. Therefore, I have very little bond exposure in the portfolio. I find opportunities in equities today to be more compelling than bank loans and high-yield debt.

At the same time, I view corporate balance sheets as generally being in fairly good shape. It is our belief that the Fed will raise short-term interest rates sometime in mid-2015. This is expected to be a headwind for the high-yield bond and fixed-income markets. The U.S. economic data look good, in my view, and the hope is that growth will be strong enough going forward that the recovery can sustain itself without the assistance of the central bank.

What is your outlook for the economy and the markets?

I think we are in a fairly supportive environment for stocks, as the U.S. economy has continued to gather strength with declining unemployment, lower energy prices, and solid corporate earnings. The Fed’s ending of monetary stimulus seems to have been taken well by the markets. I believe that the U.S. economy is an oasis of economic strength in

Sector allocations

Allocations are shown as a percentage of portfolio market value as of 10/31/14. Data include exposure achieved through securities sold short; however, they exclude derivatives, short-term investments held as collateral for loaned securities, TBA commitments, and collateral received on certain derivative instruments, if any. These percentages may differ from allocations shown later in this report. Holdings and allocations may vary over time.

8     Capital Spectrum Fund

the world. I would say that equities are fully valued, but are not overvalued.

Although I say that I believe stocks are fully valued, I tend not to look at the overall market as part of my portfolio construction process. Instead, I focus on individual companies. My approach is to tune out the daily noise of the market and instead look at the potential of the individual holdings in the portfolio. When market volatility enters the picture, I aim to have enough cash on hand to add to positions if I deem it necessary.

Thank you, David, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager David L. Glancy has an M.B.A. from Goizueta Business School at Emory University and a B.A. from Tulane University. He joined Putnam in 2009 and has been in the investment industry since 1987.

IN THE NEWS

In the aftermath of November’s U.S. elections, it’s worth noting that U.S. stocks have gained during every six-month period following midterm votes since 1940. During the past 74 years, 18 midterm elections have been held. In every instance, stocks, as measured by the S&P 500 Index*, have delivered a positive return for the November 1–April 30 period. Gains have often been significant, with stocks delivering an average 17.91% return. The biggest advance of 26.88% took place in 1970–1971. The second biggest return — 26.57% — occurred in 1942–1943. The lowest return was 0.75% in 1946–1947. Why has the market consistently advanced following every midterm election, despite varying economic conditions across these periods? Many market observers believe that it comes down to clarity — in other words, each instance might be considered a “relief rally,” as election-related uncertainty tends to diminish.

*Returns for 1966 and earlier based on Ibbotson U.S. Large Stock Total Return Extended Index.

Capital Spectrum Fund     9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)	(5/18/09)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Life of fund	201.08%	183.77%	189.08%	188.08%	189.02%	189.02%	192.96%	182.70%	197.07%	205.18%
Annual average	22.41	21.08	21.50	21.42	21.49	21.49	21.79	21.00	22.11	22.71
5 years	160.85	145.85	151.24	149.24	151.17	151.17	154.37	145.46	157.63	164.07
Annual average	21.14	19.71	20.23	20.04	20.22	20.22	20.53	19.67	20.84	21.43
3 years	83.18	72.65	79.13	76.13	79.11	79.11	80.51	74.19	81.81	84.56
Annual average	22.36	19.96	21.45	20.77	21.44	21.44	21.76	20.32	22.05	22.66
1 year	16.75	10.04	15.88	10.88	15.88	14.88	16.18	12.11	16.47	17.06
6 months	6.17	0.06	5.79	0.79	5.77	4.77	5.92	2.21	6.03	6.31

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

10     Capital Spectrum Fund

Comparative index returns For periods ended 10/31/14

Capital Spectrum Blended Index
Life of fund	132.87%
Annual average	16.77
5 years	93.49
Annual average	14.11
3 years	51.68
Annual average	14.90
1 year	11.64
6 months	4.52

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the six-month period ended 10/31/14

	Class A		Class B	Class C	Class M		Class R	Class Y
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value
4/30/14	$36.17	$38.38	$35.60	$35.53	$35.81	$37.11	$36.00	$36.32
10/31/14	38.40	40.74	37.66	37.58	37.93	39.31	38.17	38.61

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)	(5/18/09)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Life of fund	196.14%	179.11%	184.48%	183.48%	184.40%	184.40%	188.24%	178.16%	192.25%	200.04%
Annual average	22.43	21.08	21.51	21.43	21.51	21.51	21.81	21.00	22.12	22.73
5 years	154.20	139.58	144.81	142.81	144.73	144.73	147.82	139.15	151.11	157.23
Annual average	20.51	19.09	19.61	19.41	19.60	19.60	19.90	19.05	20.22	20.80
3 years	96.27	84.98	91.87	88.87	91.87	91.87	93.30	86.53	94.77	97.71
Annual average	25.20	22.76	24.26	23.61	24.26	24.26	24.57	23.10	24.88	25.51
1 year	17.53	10.77	16.64	11.64	16.61	15.61	16.95	12.85	17.24	17.78
6 months	1.59	–4.25	1.20	–3.80	1.20	0.20	1.33	–2.22	1.49	1.71

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Capital Spectrum Fund     11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Total annual operating expenses for the fiscal year ended 4/30/14	1.27%	2.02%	2.02%	1.77%	1.52%	1.02%
Annualized expense ratio for the six-month period ended 10/31/14*	1.23%	1.98%	1.98%	1.73%	1.48%	0.98%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Includes an increase of 0.10% from annualizing the performance fee adjustment for the six months ended 10/31/14.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2014, to October 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$6.39	$10.27	$10.27	$8.98	$7.69	$5.10
Ending value (after expenses)	$1,061.70	$1,057.90	$1,057.70	$1,059.20	$1,060.30	$1,063.10

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12     Capital Spectrum Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2014, use the following calculation method. To find the value of your investment on May 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$6.26	$10.06	$10.06	$8.79	$7.53	$4.99
Ending value (after expenses)	$1,019.00	$1,015.22	$1,015.22	$1,016.48	$1,017.74	$1,020.27

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Capital Spectrum Fund     13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Capital Spectrum Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the S&P 500 Index and 50% of which is the JPMorgan Developed High Yield Index.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14     Capital Spectrum Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2014, Putnam employees had approximately $494,000,000 and the Trustees had approximately $139,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Capital Spectrum Fund     15

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2014, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2014, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2014 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2014. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being

16     Capital Spectrum Fund

provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements under the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. Shareholders also voted overwhelmingly to approve these fee arrangements in early 2014, when they were asked to approve new management contracts (with the same fees and substantially identical other provisions) following the possible termination of the previous management contracts as a result of the death of the Honorable Paul G. Desmarais. (Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, which (directly and indirectly) is the majority owner of Putnam Management. Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust upon his death and this transfer, as a technical matter, may have constituted an “assignment” within the meaning of the 1940 Act, causing the Putnam funds’ management contracts to terminate automatically.)

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

Capital Spectrum Fund     17

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2013 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2013 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale

18     Capital Spectrum Fund

as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2013 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the second-best performing mutual fund complex for both 2013 and the five-year period ended December 31, 2013. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2013 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, which commenced operations on May 18, 2009, the

Capital Spectrum Fund     19

Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year and three-year periods ended December 31, 2013. Over these periods, your fund’s class A shares’ return net of fees and expenses was positive and exceeded the return of its benchmark. The Trustees did not find any evidence of underperformance that would suggest a need for concern regarding the investment process for your fund. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

20     Capital Spectrum Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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The fund’s portfolio 10/31/14 (Unaudited)

COMMON STOCKS (79.6%)*	Shares	Value
Aerospace and defense (7.4%)
General Dynamics Corp.	3,645,495	$509,494,381
Northrop Grumman Corp.	1,320,547	182,182,664
		691,677,045
Airlines (6.6%)
American Airlines Group, Inc.	8,326,927	344,318,431
Delta Air Lines, Inc.	1,805,311	72,627,662
Japan Airlines Co., Ltd. (Japan) UR	7,181,600	191,040,470
United Continental Holdings, Inc. †	195,700	10,334,917
		618,321,480
Banking (3.1%)
Citigroup, Inc.	3,776,700	202,166,751
JPMorgan Chase & Co.	1,148,248	69,446,039
Metro Bank PLC (acquired 1/15/14, cost $18,283,280) (Private) (United Kingdom) †ΔΔ F	858,926	18,291,700
		289,904,490
Biotechnology (3.8%)
Aegerion Pharmaceuticals, Inc. † S	879,700	17,761,143
Cubist Pharmaceuticals, Inc. † Ω	4,681,368	338,416,093
		356,177,236
Cable television (16.0%)
DISH Network Corp. Class A †	23,534,634	1,497,979,453
		1,497,979,453
Chemicals (1.0%)
W.R. Grace & Co. †	926,856	87,680,578
		87,680,578
Commercial and consumer services (7.6%)
Priceline Group, Inc. (The) †	550,100	663,536,121
Harbinger Group, Inc. †	3,588,419	47,151,826
		710,687,947
Conglomerates (1.7%)
Siemens AG (Germany)	1,436,914	161,898,144
		161,898,144
Consumer finance (1.3%)
Home Loan Servicing Solutions, Ltd. (Cayman Islands)	1,563,257	30,030,167
Ocwen Financial Corp. † S	3,953,625	93,147,405
		123,177,572
Consumer goods (0.5%)
Coty, Inc. Class A †	2,820,900	46,826,940
		46,826,940
Consumer services (0.5%)
Bigfoot GmbH (acquired 8/2/13, cost $17,431,755) (Private) (Brazil) †ΔΔ F	793	10,692,508
Zalando SE (acquired 9/30/13, cost $43,002,986) (Germany) †ΔΔF S	1,793,330	37,417,739
		48,110,247
Electronics (5.7%)
Agilent Technologies, Inc.	818,700	45,257,736
L-3 Communications Holdings, Inc.	1,608,200	195,331,972
Micron Technology, Inc. †	8,928,700	295,450,683
		536,040,391
Financial (0.6%)
Leucadia National Corp.	2,368,098	56,313,370
		56,313,370

22     Capital Spectrum Fund

COMMON STOCKS (79.6%)* cont.	Shares	Value
Household furniture and appliances (0.9%)
Select Comfort Corp. † Ω	3,136,175	$80,568,336
		80,568,336
Insurance (—%)
Assured Guaranty, Ltd.	55,278	1,275,816
		1,275,816
Investment banking/Brokerage (0.3%)
Altisource Portfolio Solutions SA † S	407,200	30,401,552
		30,401,552
Lodging/Tourism (0.1%)
Melco Crown Entertainment, Ltd. ADR (Hong Kong) S	359,400	9,754,116
		9,754,116
Medical technology (0.1%)
STAAR Surgical Co. †	754,469	7,220,268
		7,220,268
Metals (1.5%)
Assa Abloy AB Class B (Sweden)	2,682,037	142,053,543
		142,053,543
Oil and gas (1.5%)
Cabot Oil & Gas Corp.	995,400	30,956,940
Gulfport Energy Corp. †	2,088,502	104,801,030
		135,757,970
Pharmaceuticals (7.9%)
Jazz Pharmaceuticals PLC † Ω	4,394,299	741,933,443
		741,933,443
Power producers (—%)
Mach Gen, LLC †	51,616	2,825,976
		2,825,976
Real estate (1.3%)
Altisource Residential Corp. Ω R	5,211,117	121,002,137
		121,002,137
Software (1.0%)
Microsoft Corp.	1,956,700	91,867,065
		91,867,065
Technology services (2.8%)
Global Eagle Entertainment, Inc. † Ω S	4,297,040	52,552,799
Google, Inc. Class C †	372,122	208,045,968
		260,598,767
Telecommunications (3.6%)
EchoStar Corp. Class A †	7,276,819	340,045,752
		340,045,752
Telephone (2.0%)
Verizon Communications, Inc.	3,723,400	187,100,850
		187,100,850
Tobacco (0.8%)
Japan Tobacco, Inc. (Japan)	2,279,400	76,423,062
		76,423,062
Total common stocks (cost $6,060,977,229)		$7,453,623,546

CORPORATE BONDS AND NOTES (1.9%)*		Principal amount	Value
Altice SA 144A company guaranty sr. notes 7 3/4s, 2022 (Luxembourg)		$15,855,000	$16,570,059
Altice SA 144A company guaranty sr. notes 7 1/4s, 2022 (Luxembourg)	EUR	1,460,000	1,893,635
Avaya, Inc. 144A company guaranty sr. notes 7s, 2019		$5,000,000	4,912,500

Capital Spectrum Fund     23

CORPORATE BONDS AND NOTES (1.9%)* cont.	Principal amount	Value
Banco do Brasil SA/Cayman 144A jr. unsec. sub. FRN notes 9s, perpetual maturity (Brazil)	$5,000,000	$4,915,000
Barclays PLC jr. unsec. sub. FRB bonds 6 5/8s, perpetual maturity (United Kingdom)	5,000,000	4,800,000
CCOH Safari, LLC company guaranty sr. unsec. bonds 5 3/4s, 2024	10,000,000	10,056,250
CCOH Safari, LLC company guaranty sr. unsec. bonds 5 1/2s, 2022	3,750,000	3,787,500
Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021	1,580,000	1,781,450
CNG Holdings, Inc./OH 144A sr. notes 9 3/8s, 2020	10,000,000	7,525,000
Credit Suisse Group AG 144A jr. unsec. sub. FRN notes 7 1/2s, perpetual maturity (Switzerland)	8,860,000	9,435,900
DFC Finance Corp. 144A company guaranty sr. notes 10 1/2s, 2020	16,301,000	15,934,228
Dynegy Holdings, LLC escrow bonds 7 3/4s, 2019	1,300,000	1,625
First Data Holdings, Inc. 144A sr. unsec. notes 14 1/2s, 2019 ‡‡	2,269,267	2,388,404
Harbinger Group, Inc. sr. unsec. unsub. notes 7 3/4s, 2022	15,000,000	15,168,750
Hub Holdings LLC/Hub Holdings Finance, Inc. 144A sr. unsec. notes 8 1/8s, 2019 ‡‡	7,100,000	7,046,750
iHeartCommunications, Inc. company guaranty sr. notes 9s, 2019	10,835,000	10,950,122
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 7 3/4s, 2021 (Luxembourg)	9,321,000	9,740,445
Lloyds Banking Group PLC jr. unsec. sub. FRB bonds 7 1/2s, perpetual maturity (United Kingdom)	9,703,000	10,091,120
NII International Telecom SCA 144A company guaranty sr. unsec. notes 7 7/8s, 2019 (Luxembourg) (In default) †	4,405,000	2,819,200
Numericable Group SA 144A sr. bonds 6 1/4s, 2024 (France)	8,425,000	8,656,688
Numericable Group SA 144A sr. notes 6s, 2022 (France)	7,925,000	8,123,125
Scientific Games Corp. company guaranty sr. unsec. sub. notes 8 1/8s, 2018	5,195,000	4,831,350
Scientific Games International, Inc. company guaranty sr. unsec. sub. notes 6 1/4s, 2020	5,000,000	4,000,000
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 6s, 2024	7,500,000	7,818,750
Societe Generale SA 144A jr. unsec. sub. FRB bonds 7 7/8s, perpetual maturity (France)	5,000,000	5,000,000
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	2,415,000	2,544,806
Total corporate bonds and notes (cost $182,926,686)		$180,792,657

CONVERTIBLE PREFERRED STOCKS (0.4%)*	Shares	Value
Altisource Asset Management Corp. zero % cv. pfd. (acquired 3/17/14, cost $31,800,000) (Virgin Islands) (Private) †ΔΔ F	31,800	$25,320,750
American Tower Corp. Ser. A, $5.25 cv. pfd. R	82,375	8,824,422
Exelon Corp. $3.25 cv. pfd.	85,190	4,493,773
Total convertible preferred stocks (cost $44,297,000)		$38,638,945

24     Capital Spectrum Fund

PREFERRED STOCKS (0.4%)*	Shares	Value
Ally Financial, Inc. 144A 7.00% cum. pfd.	8,000	$8,012,000
LightSquared LP Ser. A, 9.75% pfd. (acquired 4/10/13, cost $27,890,558) (In default) †ΔΔ F	25,253	27,600,032
Total preferred stocks (cost $35,694,308)		$35,612,032

SENIOR LOANS (0.3%)*[c]	Principal amount	Value
Amaya BV bank term loan FRN 8s, 2022 (Netherlands)	$1,000,000	$1,005,833
Asurion, LLC bank term loan FRN 8 1/2s, 2021	7,455,000	7,559,840
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 6.985s, 2017	4,737,077	4,233,762
iHeartCommunications, Inc. bank term loan FRN Ser. D, 6.904s, 2019	4,000,000	3,773,000
Level 3 Financing, Inc. bank term loan FRN Ser. B5, 4 1/2s, 2022	5,625,000	5,640,823
Shelf Drilling Holdings, Ltd. bank term loan FRN 10s, 2018 ‡‡	2,065,000	2,044,350
Travelport Finance Sarl bank term loan FRN Ser. B, 6s, 2021 (Luxembourg)	1,835,000	1,832,706
Total senior loans (cost $26,228,121)		$26,090,314

U.S. TREASURY OBLIGATIONS (0.1%)*	Principal amount	Value
U.S. Treasury Bonds
5.000%, May 15, 2037 [i]	$282,000	$388,667
4.625%, February 15, 2040 [i]	577,000	754,306
3.750%, November 15, 2043 [i]	2,216,000	2,552,898
2.750%, November 15, 2042 [i]	1,896,000	1,807,438
U.S. Treasury Inflation Protected Securities 3.875%, April 15, 2029 [i]	549,860	791,243
U.S. Treasury Notes
1.375%, July 31, 2018 [i]	766,000	771,278
0.250%, February 29, 2016 [i]	161,000	161,087
Total U.S. treasury obligations (cost $7,226,917)		$7,226,917

WARRANTS (—%)*†	Expiration date	Strike price	Warrants	Value
Global Eagle Entertainment, Inc. Ω	1/31/18	$11.50	859,187	$3,909,301
Total warrants (cost $1,168,800)				$3,909,301

SHORT-TERM INVESTMENTS (17.5%)*	Principal amount/shares	Value
Federal Farm Credit Banks Funding Corporation discount notes with an effective yield of 0.08%, December 10, 2014	$17,000,000	$16,998,527
Federal Farm Credit Banks Funding Corporation discount notes with an effective yield of 0.08%, December 2, 2014	25,000,000	24,998,278
Federal Home Loan Banks unsec. discount notes with a yield of 0.10%, May 1, 2015	35,000,000	34,988,695
Federal Home Loan Banks unsec. discount notes with a yield of 0.09%, November 12, 2014	40,000,000	39,999,267
Federal Home Loan Banks unsec. discount notes with a yield of 0.07%, November 19, 2014	45,900,000	45,898,623
Federal Home Loan Banks unsec. discount notes with an effective yield of 0.09%, April 22, 2015	35,000,000	34,990,095
Federal Home Loan Banks unsec. discount notes with an effective yield of 0.08%, November 5, 2014	17,000,000	16,999,849

Capital Spectrum Fund     25

SHORT-TERM INVESTMENTS (17.5%)* cont.	Principal amount/shares	Value
Federal Home Loan Banks unsec. discount notes with an effective yield of 0.07%, December 5, 2014	$50,000,000	$49,996,694
Federal Home Loan Banks unsec. discount notes with an effective yield of 0.06%, January 23, 2015	12,205,000	12,204,170
Federal Home Loan Banks unsec. discount notes with an effective yield of 0.06%, December 17, 2014	35,000,000	34,997,093
Federal Home Loan Mortgage Corporation unsec. discount notes with a yield of 0.09%, November 12, 2014	9,280,000	9,279,745
Federal Home Loan Mortgage Corporation unsec. discount notes with a yield of 0.08%, April 20, 2015	25,000,000	24,993,000
Federal Home Loan Mortgage Corporation unsec. discount notes with a yield of 0.07%, November 24, 2014	49,000,000	48,997,496
Federal Home Loan Mortgage Corporation unsec. discount notes with a yield of 0.06%, November 26, 2014	31,815,000	31,813,621
Federal Home Loan Mortgage Corporation unsec. discount notes with an effective yield of 0.08%, December 11, 2014	6,200,000	6,199,449
Federal Home Loan Mortgage Corporation unsec. discount notes with an effective yield of 0.07%, November 21, 2014	10,300,000	10,299,571
Federal Home Loan Mortgage Corporation unsec. discount notes with an effective yield of 0.06%, February 9, 2015	13,750,000	13,748,501
Federal Home Loan Mortgage Corporation unsec. discount notes with an effective yield of 0.05%, December 8, 2014	17,000,000	16,999,039
Federal Home Loan Mortgage Corporation unsec. discount notes with an effective yield of 0.04%, January 14, 2015	27,600,000	27,598,344
Federal National Mortgage Association unsec. discount notes with a yield of 0.09%, December 1, 2014	20,000,000	19,998,583
Federal National Mortgage Association unsec. discount notes with a yield of 0.07%, December 15, 2014	31,330,000	31,327,214
Federal National Mortgage Association unsec. discount notes with a yield of 0.07%, December 8, 2014	100,000,000	99,993,319
Federal National Mortgage Association unsec. discount notes with a yield of 0.07%, December 3, 2014	20,000,000	19,998,933
Federal National Mortgage Association unsec. discount notes with a yield of 0.06%, February 18, 2015	19,375,000	19,372,694
Federal National Mortgage Association unsec. discount notes with an effective yield of 0.08%, December 24, 2014	25,245,000	25,242,027
Federal National Mortgage Association unsec. discount notes with an effective yield of 0.07%, November 12, 2014	50,000,000	49,998,931
Federal National Mortgage Association unsec. discount notes with effective yields ranging from 0.07% to 0.08%, November 5, 2014	62,500,000	62,499,458
Putnam Cash Collateral Pool, LLC 0.18% [d]	Shares 117,600,556	117,600,556
Putnam Money Market Liquidity Fund 0.07% L	Shares 145,106,704	145,106,704
Putnam Short Term Investment Fund 0.09% L	Shares 315,095,023	315,095,023
SSgA Prime Money Market Fund Class N zero % P	Shares 1,960,000	1,960,000
U.S. Treasury Bills with an effective yield of 0.12%, December 11, 2014 # Δ	$70,000,000	69,990,278
U.S. Treasury Bills with an effective yield of 0.02%, November 28, 2014	89,000,000	88,998,598
U.S. Treasury Bills with an effective yield of zero % January 2, 2015 [i]	2,983,000	2,983,000

26     Capital Spectrum Fund

SHORT-TERM INVESTMENTS (17.5%)* cont.	Principal amount	Value
U.S. Treasury Bills with an effective yield of zero % November 13, 2014 [i]	$1,169,000	$1,169,000
U.S. Treasury Bills with effective yields ranging from 0.12% to 0.13%, November 13, 2014 ‡	70,000,000	69,996,996
Total short-term investments (cost $1,643,312,905)		$1,643,331,371

TOTAL INVESTMENTS
Total investments (cost $8,001,831,966)	$9,389,225,083

Key to holding’s currency abbreviations
EUR	Euro
USD/$	United States Dollar

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2014 through October 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $9,365,183,113.
†	Non-income-producing security.
ΔΔ

Security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $119,322,729, or 1.3% of net assets.

‡‡	Income may be received in cash or additional securities at the discretion of the issuer.
Ω	Affiliated company (Note 5).
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
Δ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
‡	This security, in part or in entirety, was segregated for securities sold short at the close of the reporting period.
[c]

Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

[d]

Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F	Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
[i]	Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

Capital Spectrum Fund     27

P

Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
UR

At the reporting period end, 761,000 shares owned by the fund were not formally entered on the company’s shareholder register, due to local restrictions on foreign ownership. While the fund has full title to these unregistered shares, these shares do not carry voting rights.

At the close of the reporting period, the fund maintained liquid assets totaling $50,388,676 to cover certain derivatives contracts and securities sold short.
Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 10/31/14 (aggregate face value $1,228,335,777) (Unaudited)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
	Japanese Yen	Sell	11/19/14	$189,002,388	$207,460,035	$18,457,647
Citibank, N.A.
	Euro	Sell	12/17/14	344,824,137	346,984,646	2,160,509
Credit Suisse International
	Euro	Sell	12/17/14	248,020,173	247,696,921	(323,252)
	Japanese Yen	Sell	11/19/14	77,207,890	79,148,653	1,940,763
JPMorgan Chase Bank N.A.
	Euro	Sell	12/17/14	344,823,886	347,045,522	2,221,636
Total						$24,457,303

FUTURES CONTRACTS OUTSTANDING at 10/31/14 (Unaudited)
	Number of contracts	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Note 10 yr (Short)	30	$3,790,781	Dec-14	$(27,713)
Total				$(27,713)

Securities sold short at 10/31/14 (Unaudited)
COMMON STOCKS (0.5%)*	Shares	Value
Machinery (0.5%)
Caterpillar, Inc.	459,500	$46,597,895
Total securities sold short (proceeds receivable $46,287,914)		$46,597,895

28     Capital Spectrum Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$229,734,121	$—	$—
Capital goods	691,677,045	—	—
Communication services	2,025,126,055	—	—
Conglomerates	161,898,144	—	—
Consumer cyclicals	801,010,399	—	—
Consumer staples	123,250,002	—	48,110,247
Energy	135,757,970	—	—
Financials	603,783,237	—	18,291,700
Health care	1,105,330,947	—	—
Technology	888,506,223	—	—
Transportation	618,321,480	—	—
Utilities and power	—	2,825,976	—
Total common stocks	7,384,395,623	2,825,976	66,401,947
Convertible preferred stocks	—	38,638,945	—
Corporate bonds and notes	—	180,792,657	—
Preferred stocks	—	8,012,000	27,600,032
Senior loans	—	26,090,314	—
U.S. treasury obligations	—	7,226,917	—
Warrants	3,909,301	—	—
Short-term investments	462,161,727	1,181,169,644	—
Totals by level	$7,850,466,651	$1,444,756,453	$94,001,979

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$24,457,303	$—
Futures contracts	(27,713)	—	—
Securities sold short	(46,597,895)	—	—
Totals by level	$(46,625,608)	$24,457,303	$—
*Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

Capital Spectrum Fund     29

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

Investments in securities:	Balance as of April 30, 2014	Accrued discounts/premiums	Realized gain/(loss)	Change in net unrealized appreciation/ (depreciation)†	Purchases	Sales	Net transfers in and/or out of Level 3#	Balance as of October 31, 2014
Common stocks*:
Consumer staples	$55,280,972	$—	$—	$(7,170,725)	$—	$—	$—	$48,110,247
Financials	$18,357,845	—	—	(66,145)	—	—	—	$18,291,700
Total common stocks	$73,638,817	—	—	(7,236,870)	—	—	—	$66,401,947
Preferred stocks	$—	—	—	—	—	—	27,600,032	$27,600,032
Totals:	$73,638,817	$—	$—	$(7,236,870)	$—	$—	$27,600,032	$94,001,979

*	Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
†

Includes $(7,236,870) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

#	Transfers are accounted for using the end of period valuation method and are the result of observable market data no longer being available.

The table below represents quantitative information on internally priced Level 3 securities that were valued using unobservable inputs:

Description	Fair value	Valuation techniques	Unobservable input	Range of unobservable inputs (weighted average)	Impact to valuation from an increase in input [1]
Private equity			EV/sales multiple	2.2x-2.4x (2.3x)	Increase
	$10,692,508	Comparable multiples	Liquidity discount	25%	Decrease
			Discount rates (WACC)	20%	Decrease
Private equity	$18,291,700	Comparable multiples	Liquidity discount	25%	Decrease
			Discount rates (WACC)	12%	Decrease
			Deposit growth	57%-85% (72.3%)	Increase
			Market capitalization/deposits	25%	Increase
Common stock	$37,417,739	Discounted market value	Liquidity discount	10%	Decrease

1Expected directional change in fair value that would result from an increase in the unobservable input.

The accompanying notes are an integral part of these financial statements.

30	Capital Spectrum Fund	Capital Spectrum Fund	31

Statement of assets and liabilities 10/31/14 (Unaudited)
ASSETS
Investment in securities, at value, including $106,102,784 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $6,494,145,328)	$7,473,040,691
Affiliated issuers (identified cost $1,507,686,638) (Notes 1 and 5)	1,916,184,392
Cash	87,188
Dividends, interest and other receivables	10,718,316
Foreign tax reclaim	835,386
Receivable for shares of the fund sold	67,399,245
Receivable for investments sold	109,043,170
Receivable for variation margin (Note 1)	8,448
Unrealized appreciation on forward currency contracts (Note 1)	24,780,555
Collateral on short sales (Note 1)	22,601,749
Prepaid assets	218,404
Total assets	9,624,917,544
LIABILITIES
Payable for investments purchased	58,628,227
Payable for shares of the fund repurchased	11,502,027
Payable for compensation of Manager (Note 2)	6,371,632
Payable for custodian fees (Note 2)	28,623
Payable for investor servicing fees (Note 2)	1,910,137
Payable for Trustee compensation and expenses (Note 2)	172,027
Payable for administrative services (Note 2)	24,180
Payable for distribution fees (Note 2)	2,014,141
Payable for loan financing (Note 1)	461,982
Interest payable for short sales (Note 1)	308
Unrealized depreciation on forward currency contracts (Note 1)	323,252
Securities sold short, at value (proceeds receivable $46,287,914) (Note 1)	46,597,895
Collateral on securities loaned, at value (Note 1)	117,600,556
Collateral on certain derivative contracts, at value (Note 1)	13,338,917
Other accrued expenses	760,527
Total liabilities	259,734,431
Net assets	$9,365,183,113

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$7,600,433,626
Distributions in excess of net investment income (Note 1)	(21,330,030)
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	374,662,457
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,411,417,060
Total — Representing net assets applicable to capital shares outstanding	$9,365,183,113
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

32     Capital Spectrum Fund

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($2,717,999,423 divided by 70,784,119 shares)	$38.40
	Offering price per class A share (100/94.25 of $38.40)*	$40.74
	Net asset value and offering price per class B share ($93,836,460 divided by 2,491,935 shares)**	$37.66
	Net asset value and offering price per class C share ($1,713,680,276 divided by 45,603,735 shares)**	$37.58
	Net asset value and redemption price per class M share ($13,596,502 divided by 358,507 shares)	$37.93
	Offering price per class M share (100/96.50 of $37.93)*	$39.31
	Net asset value, offering price and redemption price per class R share ($14,570,992 divided by 381,785 shares)	$38.17
	Net asset value, offering price and redemption price per class Y share ($4,811,499,460 divided by 124,628,367 shares)	$38.61
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Capital Spectrum Fund     33

Statement of operations Six months ended 10/31/14 (Unaudited)
INVESTMENT INCOME
Dividends (net of foreign tax of $265,938) (including dividend income of $4,927,953 from investments in affiliated issuers) (Note 5)	$23,578,967
Interest (including interest income of $128,314 from investments in affiliated issuers) (Note 5)	9,830,946
Securities lending (Note 1)	3,951
Total investment income	33,413,864
EXPENSES
Compensation of Manager (Note 2)	35,158,662
Investor servicing fees (Note 2)	5,627,183
Custodian fees (Note 2)	46,736
Trustee compensation and expenses (Note 2)	181,358
Distribution fees (Note 2)	11,962,834
Administrative services (Note 2)	81,638
Interest expense for short sales (Note 1)	308
Other	1,423,482
Total expenses	54,482,201
Expense reduction (Note 2)	(69,796)
Net expenses	54,412,405
Net investment loss	(20,998,541)

Net realized gain on investments (Notes 1 and 3)	131,233,228
Net realized loss on futures contracts (Note 1)	(92,130)
Net realized gain on foreign currency transactions (Note 1)	1,578,348
Net unrealized appreciation of assets and liabilities in foreign currencies during the period	23,906,941
Net unrealized appreciation of investments, futures contracts and short sales during the period	359,904,068
Net gain on investments	516,530,455
Net increase in net assets resulting from operations	$495,531,914

The accompanying notes are an integral part of these financial statements.

34     Capital Spectrum Fund

	Statement of changes in net assets
	INCREASE IN NET ASSETS	Six months ended 10/31/14*	Year ended 4/30/14
	Operations:
	Net investment loss	$(20,998,541)	$(6,064,893)
	Net realized gain on investments and foreign currency transactions	132,719,446	305,674,752
	Net unrealized appreciation of investments and assets and liabilities in foreign currencies	383,811,009	716,466,701
	Net increase in net assets resulting from operations	495,531,914	1,016,076,560
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income
	Class A	—	(4,245,949)
	Class B	—	—
	Class C	—	—
	Class M	—	—
	Class R	—	(6,050)
	Class Y	—	(8,657,319)
	Net realized short-term gain on investments
	Class A	—	(20,989,528)
	Class B	—	(653,062)
	Class C	—	(9,908,725)
	Class M	—	(74,476)
	Class R	—	(79,768)
	Class Y	—	(24,854,883)
	From net realized long-term gain on investments
	Class A	—	(15,977,983)
	Class B	—	(497,135)
	Class C	—	(7,542,877)
	Class M	—	(56,693)
	Class R	—	(60,723)
	Class Y	—	(18,920,431)
	Redemption fees (Note 1)	—	11,868
	Increase from capital share transactions (Note 4)	1,212,626,451	4,120,825,303
	Total increase in net assets	1,708,158,365	5,024,388,129
	NET ASSETS
	Beginning of period	7,657,024,748	2,632,636,619
	End of period (including distributions in excess of net investment income of $21,330,030 and $331,489, respectively)	$9,365,183,113	$7,657,024,748
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

Capital Spectrum Fund     35

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Redemption fees	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
October 31, 2014**	$36.17	(.09)	2.32	2.23	—	—	—	—	$38.40	6.17*	$2,717,999	.62*	(.23) *	20*
April 30, 2014	29.15	(.03)	7.75	7.72	(.07)	(.63)	(.70)	—[e]	36.17	26.57	2,899,539	1.27	(.09)	53
April 30, 2013	25.56	.20[f]	4.27	4.47	(.23)	(.65)	(.88)	—[e]	29.15	17.81	1,026,593	1.28	.75[f]	48[g]
April 30, 2012	24.53	.36[h]	1.52	1.88	(.31)	(.54)	(.85)	—[e]	25.56	8.16	409,394	1.32	1.53[h]	97
April 30, 2011	20.41	.01	4.76	4.77	(.41)	(.24)	(.65)	—[e]	24.53	23.95	162,117	1.37	.07	117
April 30, 2010†	15.00	.49	5.69	6.18	(.28)	(.49)	(.77)	—[e]	20.41	41.85*	38,147	1.42*[i]	2.70*[i]	84*
Class B
October 31, 2014**	$35.60	(.22)	2.28	2.06	—	—	—	—	$37.66	5.79*	$93,836	1.00*	(.61) *	20*
April 30, 2014	28.85	(.29)	7.67	7.38	—	(.63)	(.63)	—[e]	35.60	25.64	79,307	2.02	(.86)	53
April 30, 2013	25.38	(.01)[f]	4.23	4.22	(.10)	(.65)	(.75)	—[e]	28.85	16.90	33,020	2.03	(.03)[f]	48[g]
April 30, 2012	24.45	.18[h]	1.52	1.70	(.23)	(.54)	(.77)	—[e]	25.38	7.37	11,264	2.07	.76[h]	97
April 30, 2011	20.36	(.14)	4.75	4.61	(.28)	(.24)	(.52)	—[e]	24.45	23.06	3,317	2.12	(.67)	117
April 30, 2010†	15.00	.39	5.64	6.03	(.18)	(.49)	(.67)	—[e]	20.36	40.81*	931	2.13*[i]	2.16*[i]	84*
Class C
October 31, 2014**	$35.53	(.22)	2.27	2.05	—	—	—	—	$37.58	5.77*	$1,713,680	1.00*	(.61) *	20*
April 30, 2014	28.80	(.28)	7.64	7.36	—	(.63)	(.63)	—[e]	35.53	25.62	1,377,735	2.02	(.83)	53
April 30, 2013	25.33	—[e,f]	4.22	4.22	(.10)	(.65)	(.75)	—[e]	28.80	16.96	436,913	2.03	(.01)[f]	48[g]
April 30, 2012	24.39	.17[h]	1.52	1.69	(.21)	(.54)	(.75)	—[e]	25.33	7.37	144,935	2.07	.72[h]	97
April 30, 2011	20.32	(.15)	4.74	4.59	(.28)	(.24)	(.52)	—[e]	24.39	23.04	54,645	2.12	(.70)	117
April 30, 2010†	15.00	.32	5.71	6.03	(.22)	(.49)	(.71)	—[e]	20.32	40.79*	11,497	2.13*[i]	1.72*[i]	84*
Class M
October 31, 2014**	$35.81	(.18)	2.30	2.12	—	—	—	—	$37.93	5.92*	$13,597	.87*	(.48) *	20*
April 30, 2014	28.95	(.20)	7.69	7.49	—	(.63)	(.63)	—[e]	35.81	25.94	11,086	1.77	(.61)	53
April 30, 2013	25.43	.06[f]	4.24	4.30	(.13)	(.65)	(.78)	—[e]	28.95	17.20	5,363	1.78	.23[f]	48[g]
April 30, 2012	24.45	.22[h]	1.54	1.76	(.24)	(.54)	(.78)	—[e]	25.43	7.62	2,334	1.82	.94[h]	97
April 30, 2011	20.36	(.08)	4.74	4.66	(.33)	(.24)	(.57)	—[e]	24.45	23.37	1,307	1.87	(.36)	117
April 30, 2010†	15.00	.35	5.73	6.08	(.23)	(.49)	(.72)	—[e]	20.36	41.13*	300	1.89*[i]	1.88*[i]	84*
Class R
October 31, 2014**	$36.00	(.13)	2.30	2.17	—	—	—	—	$38.17	6.03*	$14,571	.75*	(.36) *	20*
April 30, 2014	29.04	(.12)	7.74	7.62	(.03)	(.63)	(.66)	—[e]	36.00	26.30	11,269	1.52	(.35)	53
April 30, 2013	25.51	.13[f]	4.25	4.38	(.20)	(.65)	(.85)	—[e]	29.04	17.51	3,746	1.53	.47[f]	48[g]
April 30, 2012	24.51	.29[h]	1.53	1.82	(.28)	(.54)	(.82)	—[e]	25.51	7.90	609	1.57	1.23[h]	97
April 30, 2011	20.40	(.05)	4.77	4.72	(.37)	(.24)	(.61)	—[e]	24.51	23.68	144	1.62	(.25)	117
April 30, 2010†	15.00	.45	5.67	6.12	(.23)	(.49)	(.72)	—[e]	20.40	41.46*	14	1.65*[i]	2.57*[i]	84*
Class Y
October 31, 2014**	$36.32	(.04)	2.33	2.29	—	—	—	—	$38.61	6.31*	$4,811,499	.50*	(.10) *	20*
April 30, 2014	29.24	.05	7.78	7.83	(.12)	(.63)	(.75)	—[e]	36.32	26.88	3,278,088	1.02	.16	53
April 30, 2013	25.61	.27[f]	4.28	4.55	(.27)	(.65)	(.92)	—[e]	29.24	18.13	1,127,003	1.03	.99[f]	48[g]
April 30, 2012	24.55	.41[h]	1.53	1.94	(.34)	(.54)	(.88)	—[e]	25.61	8.42	448,252	1.07	1.71[h]	97
April 30, 2011	20.42	.07	4.76	4.83	(.46)	(.24)	(.70)	—[e]	24.55	24.26	223,941	1.12	.32	117
April 30, 2010†	15.00	.49	5.73	6.22	(.31)	(.49)	(.80)	—[e]	20.42	42.16*	76,712	1.18*[i]	2.61*[i]	84*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36	Capital Spectrum Fund	Capital Spectrum Fund	37

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period May 18, 2009 (commencement of operations) to April 30, 2010.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Includes dividend and interest expense in connection with securities sold short, which amounted to the following amounts as a percentage of average net assets (Note 1):

Percentage of average net assets
October 31, 2014	<0.01%
April 30, 2014	<0.01
April 30, 2013	0.01
April 30, 2012	0.02
April 30, 2011	0.02
April 30, 2010	0.02

e Amount represents less than $0.01 per share.

f Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.11	0.42%
Class B	0.11	0.40
Class C	0.11	0.42
Class M	0.11	0.40
Class R	0.12	0.44
Class Y	0.11	0.41

g Portfolio turnover excludes TBA purchase and sale commitments.

h Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.18	0.76%
Class B	0.17	0.73
Class C	0.17	0.72
Class M	0.17	0.73
Class R	0.17	0.71
Class Y	0.17	0.73

i Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.29% of average net assets.

The accompanying notes are an integral part of these financial statements.

38     Capital Spectrum Fund

Notes to financial statements 10/31/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2014 through October 31, 2014.

Putnam Capital Spectrum Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return. The fund invests in equity and fixed-income securities, including floating and fixed rate bank loans and both growth and value stocks, of companies of any size that Putnam Management believes have favorable investment potential. Putnam Management expects to invest in leveraged companies, which employ significant leverage in their capital structure through borrowing from banks or other lenders or through issuing fixed-income, convertible or preferred equity securities, and their fixed-income securities are often rated below-investment-grade (sometimes referred to as “junk bonds”). The fund may also invest in fixed-income securities of other issuers, in securitized debt instruments (such as mortgage- and asset-backed securities) and in companies that are not leveraged. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund may also engage in short sales of securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before June 24, 2013 and held for 30 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after June 24, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Capital Spectrum Fund     39

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Board has formed a Pricing Committee to oversee the implementation of these procedures and has delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments (including securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for securities sold short, if any) and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

40     Capital Spectrum Fund

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to hedge interest rate risk.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss.

Capital Spectrum Fund     41

The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Short sales of securities The fund may engage in short sales of securities to realize appreciation when a security that the fund does not own declines in value. A short sale is a transaction in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the borrow and thus the short position. The price the fund pays at the later date may be more or less than the price at which the fund sold the security. If the price of the security sold short increases between the short sale and when the fund closes out the short sale, the fund will incur a loss, which is theoretically unlimited. The fund will realize a gain, which is limited to the price at which the fund sold the security short, if the security declines in value between those dates. Dividends on securities sold short are recorded as dividend expense for short sales in the Statement of operations. While the short position is open, the fund will post cash or liquid assets at least equal in value to the fair value of the securities sold short. The fund will also post collateral representing an additional 2%–5% of the fair value of the securities sold short. This additional collateral will be in the form of a loan from the custodian. Interest related to the loan is included in interest expense for short sales in the Statement of operations. All collateral is marked to market daily. The fund may also be required to pledge on the books of the fund additional assets for the benefit of the security and cash lender. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Short positions, if any, are reported at value and listed after the fund’s portfolio. At the close of the reporting period, the value of the securities sold short amounted to $46,597,895 and the fund posted collateral of $23,298,100. Collateral may include amounts related to unsettled trades.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam

42     Capital Spectrum Fund

Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $117,600,556 and the value of securities loaned amounted to $106,102,784.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $8,003,422,111, resulting in gross unrealized appreciation and depreciation of $1,547,179,435 and $161,376,463, respectively, or net unrealized appreciation of $1,385,802,972.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of

Capital Spectrum Fund     43

most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.880%	of the first $5 billion,
0.830%	of the next $5 billion,
0.780%	of the next $10 billion,
0.730%	of the next $10 billion,
0.680%	of the next $50 billion,
0.660%	of the next $50 billion,
0.650%	of the next $100 billion and
0.645%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month based on the performance of the fund. The performance period is the thirty-six month period then ended. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of a 50/50 blend (balanced daily) of the S&P 500 Index and JPMorgan Developed High Yield Index over the performance period. The maximum annualized performance adjustment rate is +/–0.32%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.362% of the fund’s average net assets before an increase of $4,108,665 (0.048% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

44     Capital Spectrum Fund

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,872,202
Class B	57,250
Class C	1,022,849
Class M	8,426
Class R	8,517
Class Y	2,657,939
Total	$5,627,183

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $11,943 under the expense offset arrangements and by $57,853 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $5,222, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$3,600,780
Class B	439,070
Class C	7,841,899
Class M	48,447
Class R	32,638
Total	$11,962,834

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $773,832 and $4,356 from the sale of class A and class M shares, respectively, and received $18,075 and $16,534 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Capital Spectrum Fund     45

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$2,425,089,543	$1,315,756,752
U.S. government securities (Long-term)	—	—
Securities sold short	—	46,287,914
Total	$2,425,089,543	$1,362,044,666

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 10/31/14		Year ended 4/30/14
Class A	Shares	Amount	Shares	Amount
Shares sold	18,085,994	$674,525,738	54,636,818	$1,862,510,629
Shares issued in connection with reinvestment of distributions	—	—	1,075,534	37,536,043
	18,085,994	674,525,738	55,712,352	1,900,046,672
Shares repurchased	(27,465,775)	(1,030,383,666)	(10,769,482)	(367,862,932)
Net increase (decrease)	(9,379,781)	$(355,857,928)	44,942,870	$1,532,183,740

	Six months ended 10/31/14		Year ended 4/30/14
Class B	Shares	Amount	Shares	Amount
Shares sold	382,797	$14,037,261	1,194,658	$39,472,886
Shares issued in connection with reinvestment of distributions	—	—	27,903	961,615
	382,797	14,037,261	1,222,561	40,434,501
Shares repurchased	(118,316)	(4,324,068)	(139,453)	(4,653,254)
Net increase	264,481	$9,713,193	1,083,108	$35,781,247

	Six months ended 10/31/14		Year ended 4/30/14
Class C	Shares	Amount	Shares	Amount
Shares sold	9,433,409	$345,694,486	25,603,004	$859,707,465
Shares issued in connection with reinvestment of distributions	—	—	406,193	13,968,987
	9,433,409	345,694,486	26,009,197	873,676,452
Shares repurchased	(2,605,478)	(95,028,365)	(2,405,442)	(81,331,754)
Net increase	6,827,931	$250,666,121	23,603,755	$792,344,698

46     Capital Spectrum Fund

	Six months ended 10/31/14		Year ended 4/30/14
Class M	Shares	Amount	Shares	Amount
Shares sold	79,496	$2,933,350	180,475	$6,224,579
Shares issued in connection with reinvestment of distributions	—	—	3,649	126,354
	79,496	2,933,350	184,124	6,350,933
Shares repurchased	(30,532)	(1,120,795)	(59,809)	(1,984,638)
Net increase	48,964	$1,812,555	124,315	$4,366,295

	Six months ended 10/31/14		Year ended 4/30/14
Class R	Shares	Amount	Shares	Amount
Shares sold	126,351	$4,675,534	243,794	$8,330,703
Shares issued in connection with reinvestment of distributions	—	—	3,674	127,739
	126,351	4,675,534	247,468	8,458,442
Shares repurchased	(57,635)	(2,156,393)	(63,366)	(2,202,554)
Net increase	68,716	$2,519,141	184,102	$6,255,888

	Six months ended 10/31/14		Year ended 4/30/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	46,035,205	$1,737,739,543	64,123,660	$2,175,714,621
Shares issued in connection with reinvestment of distributions	—	—	1,201,438	42,062,334
	46,035,205	1,737,739,543	65,325,098	2,217,776,955
Shares repurchased	(11,662,994)	(433,966,174)	(13,617,628)	(467,883,520)
Net increase	34,372,211	$1,303,773,369	51,707,470	$1,749,893,435

Capital Spectrum Fund     47

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Money Market Liquidity Fund*	$87,416,961	$441,256,116	$383,566,373	$44,999	$145,106,704
Putnam Short Term Investment Fund*	242,460,432	659,506,703	586,872,112	83,315	315,095,023
Altisource Residential Corp.	138,574,038	6,367,258	—	4,927,953	121,002,137
Cubist Pharmaceuticals, Inc.	266,050,888	56,928,288	—	—	338,416,093
Global Eagle Entertainment, Inc. #	47,396,351	—	—	—	52,552,799
Global Eagle Entertainment, Inc. Warrants	2,663,480	—	—	—	3,909,301
Jazz Pharmaceuticals PLC	502,426,821	92,548,288	—	—	741,933,443
Select Comfort Corp.	64,128,398	—	8,642,615	—	80,568,336
Totals	$1,351,117,369	$1,256,606,653	$979,081,100	$5,056,267	$1,798,583,836

*Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

#In connection with the purchase of shares of this issuer by another fund managed by Putnam Management on October 21, 2013, Putnam Management, on behalf of the fund, other funds managed by Putnam Management and certain other affiliated entities and individuals (the “Other Putnam Investors”), entered into a Voting Rights Waiver Agreement with the issuer. Pursuant to the Agreement, the fund and the Other Putnam Investors have agreed to waive on a pro rata basis all voting rights in respect of any voting securities issued by the issuer that exceed, in the aggregate, 4.99% of the total voting rights exercisable by the issuer’s outstanding voting securities.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

48     Capital Spectrum Fund

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	30
Forward currency contracts (contract amount)	$700,400,000
Warrants (number of warrants)	860,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Foreign exchange contracts	Receivables	$24,780,555	Payables	$323,252
Equity contracts	Investments	3,909,301	Payables	—
Interest rate contracts	Receivables	—	Payables, Net assets — Unrealized depreciation	27,713*
Total		$28,689,856		$350,965

*Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Futures	Forward currency contracts	Total
Foreign exchange contracts	$—	$—	$1,705,650	$1,705,650
Equity contracts	228,716	—	—	$228,716
Interest rate contracts	—	(92,130)	—	$(92,130)
Total	$228,716	$(92,130)	$1,705,650	$1,842,236

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Futures	Forward currency contracts	Total
Foreign exchange contracts	$—	$—	$24,011,244	$24,011,244
Equity contracts	1,210,352	—	—	$1,210,352
Interest rate contracts	—	(12,153)	—	$(12,153)
Total	$1,210,352	$(12,153)	$24,011,244	$25,209,443

Capital Spectrum Fund     49

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total
Assets:
Futures contracts§	$—	$—	$—	$—	$8,448	$8,448
Forward currency contracts#	18,457,647	2,160,509	1,940,763	2,221,636	—	24,780,555
Total Assets	$18,457,647	$2,160,509	$1,940,763	$2,221,636	$8,448	$24,789,003
Liabilities:
Futures contracts§	$—	$—	$—	$—	$—	$—
Forward currency contracts#	—	—	323,252	—	—	323,252
Total Liabilities	$—	$—	$323,252	$—	$—	$323,252
Total Financial and Derivative Net Assets	$18,457,647	$2,160,509	$1,617,511	$2,221,636	$8,448	$24,465,751
Total collateral received (pledged)†##	$11,378,917	$920,000	$(320,000)	$1,040,000	$—
Net amount	$7,078,730	$1,240,509	$1,937,511	$1,181,636	$8,448

†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
§

Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts is represented in the tables listed after the fund’s portfolio.

50     Capital Spectrum Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

†Not available in all states.

Capital Spectrum Fund     51

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four
investment portfolios that spread your
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds —
portfolios with managed allocations to
stocks, bonds, and money market
investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with
adjusting allocations to stocks, bonds, and
money market instruments, becoming more
conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

52     Capital Spectrum Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Investment Sub-Advisor

The Putnam Advisory Company, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Capital Spectrum Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA105
291269 12/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 29, 2014

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 29, 2014